FIFTH AMENDMENT TO GUARANTY AGREEMENT


     This Fifth Amendment to Guaranty Agreement (the "Amendment") is made as of this 30th day of November, 2000, to be effective as of September 30, 2000, by and among ASCENT ASSURANCE, INC. (the "Guarantor"), and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

                               W I T N E S S E T H

     WHEREAS, the Guarantor delivered a Guaranty Agreement in favor of the Bank, dated as of June 26, 1997, as amended by that certain First Amendment to Guaranty Agreement, dated as of March 24, 1999, as further amended by that certain Second Amendment to Guaranty Agreement, dated as of July 20, 1999, as further amended by that certain Third Amendment to Guaranty Agreement, dated as of April 17, 2000 and as further amended by that certain Fourth Amendment to Guaranty Agreement, dated as of August 10, 2000 (collectively, the "Guaranty Agreement");

     WHEREAS, the Guarantor delivered the Guaranty Agreement pursuant to that certain Credit Agreement, dated as of June 6, 1997 between Ascent Funding, Inc. (formerly Westbridge Funding Corporation) and the Bank (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, National Foundation Life Insurance Company ("NFL") has requested and the Texas Insurance Commissioner has approved an extraordinary distribution of approximately $4,131,000 to Guarantor, consisting of 100% of the issued and outstanding common capital stock of Freedom Holding Company ("FHC") and its wholly owned subsidiary, Freedom Life Insurance Company of America ("FLICA"); and

     WHEREAS, as a result of such extraordinary distribution, FHC is currently a direct subsidiary and FLICA is an indirect subsidiary of Guarantor, and, through an additional restructuring of FHC, FLICA shall become a direct subsidiary of Guarantor; and

     WHEREAS,  the parties  desire to further amend the Guaranty  Agreement,  as
more  fully  set  forth  herein  to,  among  other   things,   provide  for  the
restructuring of FLICA.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.  Unless otherwise defined herein,  all capitalized terms
           -----------
shall have the meaning given to them in the Guaranty Agreement.


SECTION 2. AMENDMENTS TO GUARANTY AGREEMENT.
           ---------- -- -------- ----------

     2.1 The definition of "FLICA" in Section 1.2 of the Guaranty Agreement is hereby deleted in its entirety and replaced by inserting the following in its stead:

     "FLICA"  means  Freedom  Life  Insurance   Company  of  America,   a  Texas
corporation."

     2.2 The definition of "NFL" in Section 1.2 of the Guaranty Agreement is hereby deleted in its entirety and replaced by inserting the following in its stead:

     "NFL"  means  National   Foundation   Life  Insurance   Company,   a  Texas
corporation."

     2.3 Section 6.6 of the Guaranty Agreement is hereby amended by deleting the first sentence in its entirety and inserting the following in its stead:

     "At any time that the Obligations remain outstanding, permit the RBC Ratio of any Insurance Subsidiary (excluding NFIC) to be less than 105% of the "Company Action Level RBC."

     2.4 Schedule 6.8 of the Guaranty Agreement is hereby deleted in its entirety and replaced by inserting the following in its stead:

                    " Minimum Statutory Surplus Requirements
                                 (in Million $)

      -------------------------------- ---------------------------------------
             Insurance Subsidiary       Minimum Statutory Surplus Requirement
      -------------------------------- ---------------------------------------

                    NFL                                 $5.2
      -------------------------------- ---------------------------------------

                    NFIC                                $1.4
      -------------------------------- ---------------------------------------

                    AIC                                 $1.4
      -------------------------------- ---------------------------------------

                   FLICA                                $5.0
      -------------------------------- ---------------------------------------

                  ,,
SECTION 3. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

3.1 The Bank shall have received copies of this Amendment duly executed by the Guarantor.

3.2 The Bank shall have received copies of the First Amendment to Pledge Agreement duly executed by the Guarantor.

3.3 The Bank shall have received copies of the Third Amendment to Credit Agreement duly executed by the Borrower.

3.4 The Bank shall have received such other documents, certificates and assurances as it shall reasonably request, all of which have been delivered on or prior to the date hereof.

SECTION 6. REAFFIRMATION OF THE GUARANTOR. The Guarantor hereby ratifies and reaffirms that certain Guaranty Agreement and each of the terms and provisions contained therein, and agrees that the Guaranty Agreement continues in full force and effect following the execution and delivery of this Amendment. The Guarantor represents and warrants to the Bank that the Guaranty Agreement was, on the date of the execution and delivery thereof, and continues to be, the valid and binding obligation of the Guarantor enforceable in accordance with its terms and that the Guarantor has no claims or defenses to the enforcement of the rights and remedies of the Bank under the Guaranty Agreement.

SECTION 7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF,  the parties hereto have executed this Amendment on the day and year specified above.

                                 ASCENT ASSURANCE, INC.

                                 By: /s/Patrick J. Mitchell
                                 Name: Patrick J. Mitchell
                                 Title: Chairman of the Board and CEO



                                 LASALLE BANK NATIONAL ASSOCIATION

                                 By: /s/Janet R. Gates
                                 Name: Janet R. Gates
                                 Title: Senior Vice President